SUPPLEMENT TO THE

PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS I

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN ENVISION FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN BALANCED FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREEN STATE MUNICIPAL BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(each, a “Fund,” together, the “Funds”)

Wells Fargo & Company (“Wells Fargo”) and Wachovia Corporation (“Wachovia”) announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval.  In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo.  Due to its ownership of preferred shares, Wells Fargo may be deemed to control Evergreen Investment Management Company, LLC (“EIMC”).

If Wells Fargo is deemed to control EIMC, then the Advisory Agreements between the Funds and EIMC and the Sub-Advisory Agreements between EIMC and the Funds’ various sub-advisers would have terminated automatically in connection with the issuance of preferred shares.  To address this possibility, on October 20, 2008 the Board of Trustees approved interim Advisory Agreements with EIMC and interim Sub-Advisory Agreements with each sub-adviser, which became effective upon the issuance of the preferred shares.  The interim agreements will be in effect for a period of up to 150 days.  EIMC's receipt of the advisory fees under an interim Advisory Agreement is subject to the approval by shareholders of the Fund of a new Advisory Agreement with EIMC.

  Wells Fargo is a $609 billion diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through banking stores, the internet and other distribution channels to consumers, businesses and institutions in all 50 states and in other countries.

October 21, 2008	583471 (10/08)